                                                                    EXHIBIT 10.6

                       TELEGEN DISPLAY LABORATORIES, INC.
                              WARRANT CERTIFICATE

Warrant No.    001                                 Warrant to Purchase  500,000
            ---------                                                   -------
                                                   Shares of Common Stock

                        WARRANT TO PURCHASE COMMON STOCK

     This Warrant Certificate certifies that W. Edward Naugler, Jr. or
                                             ----------------------
registered assigns ( the "Warrant Holder") is the registered owner of 500,000
                                                                      -------
Warrants ("Warrants") expiring on May 1, 2001 ( the "Expiration Date"). The Warrant entitles the Warrant Holder to purchase from Telegen Display Laboratories, Inc., a California corporation, paid and non-assessable the number of shares set forth above of Common Stock of the Company ( the "Warrant Shares") at a purchase price of $0.01 per share ( the "Exercise Price") in lawful money of the United States of America for the Warrants represented hereby upon surrender of this Warrants Certificate, with payment to the Exercise Price at the principal office of the Company, but only subject to the conditions set forth herein which were approved and adopted by the Board of Directors of the Company as of May 2, 1996 ( the "Warrant Terms").

     The Warrants and this Warrant Certificate are subject to restrictions on transfer under the Securities Act of 1933, as amended ( the "Act"), and state securities laws.

     THE WARRANT AND THIS WARRANT CERTIFICATE ARE- SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND STATE SECURITIES LAWS. THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE ACT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS SO REGISTERED OR QUALIFIED UNDER APPLICABLE LAWS OR UNLESS AN EXEMPTION EXISTS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED BY AN OPINION OF COUNSEL (WHICH OPINION AND COUNSEL SHALL BOTH BE REASONABLY SATISFACTORY TO THE COMPANY).

     The Warrant Holder may exercise the Warrants by forwarding to the Company the Exercise Price, multiplied by the number of Warrants being exercised, in the form of lawful money of the United States of America in cash or by certified or cashier's check or bank draft payable to the order of the Company. Upon any exercise of the Warrant Certificate in and amount less than 100% of the Warrant Shares so evidenced, there shall be issued to the Warrant Holder a new Warrant Certificate evidencing the number of Warrant Shares not issued pursuant to such partial exercise.

     No Warrant may be exercised after 5:00 p.m., California. time, on the Expiration Date. Any Warrant not exercised by such time shall become void.
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     The Company may deem and treat the registered holder as the absolute owner of this Warrant Certificate (not withstanding any notation of ownership or other writing hereon made by anyone ) for all purposes and the Company shall not be affected by any notice to the contrary. No Warrant Holder, as such, shall have any rights of a shareholder of the Company, either at law or in equity, and the rights of the Warrant Holder, as such, arc limited to those rights expressly provided in this Warrant Certificate.

     The Company shall not be required to issue fractions of Warrant Shares upon the exercise of any Warrants.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed by its President and by its Secretary, and has caused its corporate seal to be imprinted hereon.



Dated:  May 1, 1996                      Telegen Display Laboratories, Inc.
       ___________________________       a California Corporation



By:  /S/ Jessica L. Stevens
     _____________________________
     Jessica L. Stevens, President



By: _______________________________
     William J.P. Weiland, Secretary

                              ELECTION TO EXERCISE
                 (TO BE EXECUTED UPON EXERCISE OF THE WARRANT)

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to Purchase Shares and herewith tenders in payment for such Shares in lawful money of the United States of America, in accordance with the terms hereof. The undersigned requests that a Certificate representing the Shares be registered and delivered as follows:


            ________________________________________________________
                                      Name

            ________________________________________________________
                                    Address

            ________________________________________________________
                         Delivery Address(if Different)


If such number of Shares is less that the aggregate number of Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the balance of such Shares be registered and delivered as follows:


             ________________________________________________________
                                      Name

            ________________________________________________________
                                    Address

            ________________________________________________________
                         Delivery Address(if Different)


_________________________________    _____________________________________
Social Security or Other Taxpayer    Signature
Identification Number of Holder
                                     _____________________________________
                                     Name

                                     _____________________________________
                                     Title


SIGNATURE GUARANTEED:

_________________________________
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                                   ASSIGNMENT

            (TO BE EXECUTED BY THE REGISTERED HOLDER IF SUCH HOLDER
                 DESIRES TO TRANSFER THE WAR-RANT CERTIFICATE)


     FOR VALUE RECEIVED, the undersigned registered holder hereby sells, assigns and transfers unto


            ________________________________________________________
                                Name of Assignee

            ________________________________________________________
                              Address of Assignee

this Warrant Certificate together with all right, title and interest therein.

_____________________________
 Dated


__________________________________   _________________________________________
Social Security or Other Taxpayer    Signature
Identification Number of Holder
                                     _________________________________________
                                     Name

                                     _________________________________________
                                     Title


SIGNATURE GUARANTEED:
___________________________________